Exhibit 10.1

FIRST MODIFICATION TO REVOLVING CREDIT AGREEMENT

     This FIRST MODIFICATION TO REVOLVING CREDIT AGREEMENT (“Agreement”) made and entered into as of the 26th day of January, 2004, by and between PANERA, LLC (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

     WHEREAS, on December 19, 2003, Borrower and Lender consummated that certain loan (the “Loan”) evidenced by a certain Revolving Credit Note dated December 19, 2003 made by Borrower to the order of Lender in the original principal amount of $10,000,000.00 (hereinafter “Note”) and that certain Revolving Credit Agreement dated December 19, 2003, to and in favor of Lender (the “Credit Agreement”);

     WHEREAS, Borrower and Lender have agreed to modify the Credit Agreement to include exhibits as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the above premises, Ten Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1.           The Credit Agreement is hereby modified and amended by deleting Annex I, Annex II and Annex III which are exhibits to the Credit Agreement and inserting in lieu thereof Annex I, Annex II and Annex III attached hereto.

     2.           Except as modified and amended hereby, the Credit Agreement shall be and remain in full force and effect and unchanged.

     3.           This Agreement may be executed in multiple counterparts each of which shall be deemed to be an original and all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

PANERA, LLC, a Delaware limited liability company

By:	/s/ Mark Hood
Mark Hood, Senior Vice President and Chief Financial Officer

By:	/s/ Neal Yanofsky
Neal Yanofsky, Executive Vice President and Chief Corporate and Administrative Staff Officer

Address: 6710 Clayton Road St. Louis, Missouri 63117

(Signatures continued on following page)

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Bobby Ryan Oliver, Jr.
Name: Bobby Ryan Oliver, Jr.
Title: Vice President

ANNEX I

JURISDICTION AND QUALIFICATION OF BORROWER

Panera, LLC

Jurisdiction – Delaware

Qualified in the following states –

State	Date	Registration No.
Alabama	12/4/02	N/A
California	4/23/03	200310910118
Colorado	3/15/03	20021065578 C
Connecticut	5/14/02	0002417967
Florida	1/25/02	M02000000226
Georgia	3/18/02	0213111
Illinois	3/21/02	F0068-621-2
Indiana	3/5/02	2002030500840
Kansas	3/14/02	3295459
Kentucky	2/26/02	0531874.06
Maryland	3/13/02	1000361986760829
Massachusetts	3/15/02	043212828
Michigan	12/11/02	B94-96D
Minnesota	3/14/02	3692-LFC
Missouri	5/13/02	FL0065355
Nevada	4/18/03	LLC5677-03
New Hampshire	5/14/02	N/A
New Jersey	12/4/02	0600156007
New York	3/4/02	N/A
North Carolina	3/4/02	0622471
Ohio	3/15/02	1306629
Pennsylvania	3/15/02	3059271
South Carolina	3/14/02	N/A
Tennessee	3/19/02	0423692
Texas	3/18/02	800065548
Virginia	2/20/02	T020141
Washington	8/25/03	602324284

ANNEX II

SUBSIDIARIES; JURISDICTION; QUALIFICATION

Artisan Bread, LLC

Jurisdiction – Delaware

Qualified in the following states –

Missouri

Asiago Bread, LLC

Jurisdiction – Delaware

Qualified in the following states –

None

Panera Enterprises, Inc.

Jurisdiction – Delaware

Qualified in the following states –

Grand Bahamas, The Bahamas

Pumpernickel Associates, LLC

Jurisdiction – Delaware

Qualified in the following states –

Missouri

Cap City Bread, LLC

Jurisdiction – Delaware

Qualified in the following states –

Missouri
Pennsylvania
Virginia

ANNEX III

INDEBTEDNESS; LIENS

None